UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2012

ES BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52178	20-4663714
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

68 North Plank Road, Newburgh, New York	12550
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 561-0003

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

On May 17, 2012, ES Bancshares, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors, the ratification of independent registered public accountants, and a shareholder proposal.  A breakdown of the votes cast is set forth below.

1.	The election of directors	For	Withheld

	Michael P. Ostrow	938,481	82,750

	Albert J. Pagano	973,981	47,250

	Peter J. Savago	976,148	45,083

2.	The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public auditing firm for the year ending December 31, 2012.

For	Against	Abstain	Broker non-votes

1,455,073	10,050	2,322	0

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ES BANCSHARES, INC.

DATE: May 22, 2012	By:	/s/ Philip Guarnieri
Philip Guarnieri
President and Co-Chief Executive Officer